419P-1

                        SUPPLEMENT DATED DECEMBER 7, 2006
                              TO THE PROSPECTUS OF
                      TEMPLETON INTERNATIONAL (EX EM) FUND
                              DATED AUGUST 1, 2006

The Board of Trustees recently approved a proposal to reorganize Templeton International (Ex EM) Fund (the "Fund"), a series of Templeton Global Investment Trust, into Templeton Foreign Fund, a series of Templeton Funds, Inc., subject to shareholder approval. The Fund's investment goal is long-term capital appreciation. Templeton Foreign Fund's investment goal is long-term capital growth.

It is anticipated that in early 2007 shareholders of the Fund will receive a proxy and proxy statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed in late March, 2007.

The Fund will be closed to new investors after the close of the market on December 21, 2006. If you are a shareholder of record of the Fund as of the close of the market on December 21, 2006, you may continue to add to your account, subject to the terms of your investment plan, until the merger is approved by the Fund's shareholders.

               Please keep this supplement for future reference.